                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 ADAPTEC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO
                            ------------------------

                    Notice of Annual Meeting of Stockholders
                           To Be Held August 20, 1998

To The Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Adaptec, Inc. (the "Company"), a Delaware corporation, will be held on August 20, 1998 at 9:30 a.m., local time, at the Company's office located at 801 South Milpitas Boulevard, Milpitas, California 95035, for the following purposes:

          1. To elect the following directors to serve for the ensuing year and until their successors are elected: Laurence B. Boucher; Carl J. Conti; John East; Ilene H. Lang; Robert J. Loarie; B.J. Moore; W. Ferrell Sanders;
     F. Grant Saviers; and Phillip E. White.

          2. To approve amendments to the Company's 1986 Employee Stock Purchase Plan to (i) increase the number of shares reserved for issuance thereunder by 5,000,000 to a total of 10,600,000 and (ii) modify the stockholder approval requirements for amendments to the plan.

          3. To approve an amendment to the Company's 1990 Directors' Option Plan to increase the annual grants of stock options to non-employee directors thereunder from 10,000 shares to 15,000 shares.

          4. To ratify and approve the appointment of Price Waterhouse LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1999.

          5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on June 22, 1998 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

     In order to gain admittance to the Annual Meeting, stockholders will be required to present the Admission Ticket which is attached to the proxy card.

                                          By Order of the Board of Directors

                                          Henry P. Massey, Jr.
                                          Secretary

Milpitas, California
July 10, 1998

                             YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

                                 ADAPTEC, INC.
                            ------------------------

                                PROXY STATEMENT

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Adaptec, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held August 20, 1998 at 9:30 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's office located at 801 South Milpitas Boulevard, Milpitas, California 95035. The Company's telephone number at that location is
(408) 945-8600.

     These proxy solicitation materials were mailed on or about July 10, 1998 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on June 22, 1998 are entitled to notice of and to vote at the Annual Meeting. As of June 22, 1998, 115,588,160 shares of the Company's Common Stock were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to ChaseMellon Shareholder Services, L.L.C., Attention: Paul Collins, Inspector of Elections, at 235 Montgomery Street, 23rd Floor, San Francisco, California 94104, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted for the slate of directors described herein, for Proposals Two, Three and Four and as to any other matter that may properly be brought before the Annual Meeting, in accordance with the judgment of the proxy holders.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     This solicitation of proxies is made by the Company, and all costs associated with soliciting proxies will be borne by the Company. The Company has retained the services of Skinner & Co. to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Skinner & Co. a fee not to exceed $4,000 for its services and will reimburse them for certain out-of-pocket expenses that are usual and proper. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date. All shares represented at the meeting, whether in person or by a general or limited proxy, will be counted for the purpose of establishing a quorum.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (i.e. votes of "WITHHELD"), the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present and entitled to vote ("Votes Cast") with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

STOCKHOLDER NOMINATIONS AND PROPOSALS

     The Company's Bylaws provide that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors and that at an annual meeting only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company. In all cases, to be timely, notice must be received by the Company not less than 20 days prior to the meeting (or if fewer than 30 days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the 10th day following the day on which such notice was mailed or such public disclosure was made). In the notice, the stockholder must provide his address and the class and number of shares of the Company which are held by the stockholder. In addition, if the stockholder proposes to make a nomination or nominations to the Board of Directors the stockholder must provide (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors, and (v) such person's written consent to being named as a nominee and to serving as a director if elected, and; (b) a description of all arrangements or understandings between the stockholder making the nomination and each nominee and any other person or persons (naming such person or persons) relating to the nomination. With respect to each item of business other than a nomination to the Board of Directors that a stockholder proposes to bring before a meeting, the stockholder must provide
(a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address of the stockholder proposing such business, (c) the class and number of shares of the corporation that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and
(e) any other information that is required by law to be provided by the stockholder in his capacity as proponent of a stockholder proposal.

DEADLINE FOR INCLUSION OF STOCKHOLDER PROPOSALS IN PROXY MATERIALS -- 1999 ANNUAL MEETING

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Company no later than March 12, 1999 in order for them to be included in the proxy statement and proxy relating to that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of nine directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nine nominees named below, all of whom are presently directors of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees listed below as possible. In this event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his or her successor has been elected and qualified.

     All nominees are presently directors of the Company and, with the exception of Ms. Lang who was appointed to the Board of Directors in October 1997, were last elected at the Annual Meeting of Stockholders held on August 21, 1997.

     The names of the nominees, their ages as of the date of this Proxy Statement and certain information about them are set forth below:

                                                                                       DIRECTOR
           NAME OF NOMINEE             AGE            PRINCIPAL OCCUPATION              SINCE
           ---------------             ---            --------------------             --------
Laurence B. Boucher..................  55     President and Chief Executive Officer      1981
                                              of Alacritech, Inc., a company
                                              engaged in development and
                                              manufacturing of computer components
Carl J. Conti........................  60     Independent management consultant          1995
John East............................  53     Chief Executive Officer and director       1995
                                              of Actel Corporation, a manufacturer
                                              of field programmable gate arrays
Ilene H. Lang........................  54     Corporate advisor                          1997
Robert J. Loarie.....................  55     Managing Director of Morgan Stanley        1981
                                              Dean Witter & Co., a diversified
                                              investment firm
B.J. Moore...........................  62     Independent management consultant          1984
W. Ferrell Sanders...................  61     General partner of Asset Management        1982
                                              Co., a venture capital and investment
                                              management firm
F. Grant Saviers.....................  53     Chairman of the Board of Directors         1992
                                              and Chief Executive Officer of the
                                              Company
Phillip E. White.....................  55     Independent marketing consultant           1994

     Except as set forth below, each of the nominees has been engaged in his or her principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Mr. Boucher has, since March 1997, served as President and Chief Executive Officer of Alacritech, Inc., a company engaged in the development and manufacture of computer components. Mr. Boucher served as President from December 1987 to June 1995, as Chief Executive Officer from December 1987 to March 1996, as Chairman of the Board of Directors from February 1994 to June 1996, as a director from December 1987 to January 1997, and as a consultant from July 1996 to March 1997 of Auspex Systems, Inc., a manufacturer of computer systems. He is a founder of the Company and served as Chairman of the Board of Directors from May 1981 to May 1990 and as Chief Executive Officer from May 1981 to December 1986.

     Mr. Conti is an independent management consultant. From 1959 to 1991, he held a variety of technical and managerial positions with International Business Machines Corporation, a manufacturer of computer hardware and software, concluding with four years as a Senior Vice President. Mr. Conti is also a director of PeakSoft Corporation.

     Mr. East has, since December 1988, served as a director, President and Chief Executive Officer of Actel Corporation, a manufacturer of field programmable gate arrays.

     Ms. Lang is a corporate advisor. From July 1996 to August 1997, Ms. Lang served as President and Chief Executive Officer of AltaVista Internet Software Inc., a wholly-owned subsidiary of Digital Equipment Corporation, a manufacturer of computer systems. From November 1995 to June 1996, Ms. Lang served as Vice President of the Internet Software Business Unit of Digital Equipment Corporation. Prior to that time, from January 1993 to September 1995, Ms. Lang served first as Vice President of International Product Development and, more recently, as Senior Vice President of the Desktop Business Group at Lotus Development Corporation, a software manufacturer.

     Mr. Loarie has served as a Managing Director of Morgan Stanley Dean Witter & Co., a diversified investment firm, since December 1997, and served as a Principal of that company from August 1992 until December 1997. Mr. Loarie also has served as a general partner of several venture capital investment partnerships affiliated with Morgan Stanley Dean Witter & Co. since August 1992. Prior to that time, Mr. Loarie was a general partner of Weiss, Peck & Greer, an investment management firm, and of several venture capital partnerships affiliated with Weiss Peck & Greer.

     Mr. Moore is an independent management consultant. Mr. Moore served as President of Outlook Technology, Inc., a company engaged in the development, manufacture and marketing of digital test instrumentation, from February 1986 to July 1991. Mr. Moore is also a director of Dionex Inc. and American XTAL Technology, Inc.

     Mr. Sanders has served as a general partner of Asset Management Associates since February 1989.

     Mr. Saviers has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since August 1997 and July 1995 respectively. Mr. Saviers served as President of the Company from August 1992 to June 1998, and Chief Operating Officer from August 1992 to July 1995. Prior to joining the Company, Mr. Saviers was employed with Digital Equipment Corporation, last serving as Vice President of its personal computer systems and peripherals operation. Mr. Saviers is also a director of Analog Devices, Inc.

     Mr. White is an independent marketing consultant. From January 1989 to August 1997, Mr. White served as President, Chief Executive Officer, director and Chairman of the Board of Directors of Informix Software, Inc., a software company. Prior to that time, Mr. White was President of Wyse Technology, Inc., a manufacturer of computers and computer terminals. Mr. White is also a director of Legato Systems, Inc.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of 10 meetings during the fiscal year ended March 31, 1998. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee of the Board of Directors currently consists of Messrs. Boucher, Conti and Loarie and held 10 meetings during the last fiscal year. Mr. Sanders was a member of the Audit Committee until his resignation in August 1997, when he was replaced by Mr. Boucher. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee of the Board of Directors consists of Messrs. East, Moore and White and held seven meetings during the last fiscal year. The Compensation Committee establishes the Company's executive compensation policy, determines the salary and bonuses of the Company's executive officers and approves stock option grants for executive officers.

     The Nominating Committee consists of Messrs. Moore and Sanders. The Nominating Committee is responsible for reviewing qualifications for possible membership on the Board of Directors and recommending candidates for election to the Board of Directors. The Nominating Committee will consider nominees recommended by management and stockholders. Such recommendations may be delivered in writing to the attention of the Nominating Committee in care of the Secretary at the Company's principal executive offices. The Nominating Committee held one meeting during the prior fiscal year.

     No director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and committees thereof upon which that director served, held subsequent to his or her becoming a director or his or her appointment to such committee.

DIRECTOR COMPENSATION

     Cash Compensation

     Non-employee directors receive $3,000 per fiscal quarter and $2,000 for each meeting of the Board of Directors attended other than telephonic meetings and are reimbursed for their expenses incurred in attending meetings of the Board of Directors. With the exception of the chairmen of the Compensation and Audit Committees, who receive an additional $5,000 per year as compensation for their services as chairmen, directors do not receive compensation for committee or telephonic meetings. Employee directors do not receive additional compensation for attendance at meetings of the Board of Directors.

     1990 Directors' Option Plan

     Non-employee directors also receive stock options under the Company's 1990 Directors' Option Plan (the "Directors' Plan"). The Directors' Plan was adopted and approved by the stockholders of the Company in 1990. A total of 2,200,000 shares of Common Stock has been reserved for issuance under the Directors' Plan, as it has been subsequently amended. The Directors' Plan provides for the grant of non-statutory stock options to non-employee directors of the Company. All eligible directors are granted an option to purchase 40,000 shares of Common Stock on the date on which such person first becomes a director, whether through election by the stockholders or appointment by the Board of Directors to fill a vacancy (the "Initial Option"). On March 31 of each year, each non-employee director is granted an additional option to purchase 10,000 shares of Common Stock (the "Annual Option"). All Annual Options granted prior to August 22, 1996 and all Initial Options become exercisable for 25% of the shares subject to the option on the first anniversary of the date of grant and for 6.25% of the shares subject to the option for each full calendar quarter thereafter that the optionee remains a director. All Annual Options granted subsequent to August 22, 1996 become exercisable for 25% of the shares subject to the grant for each full calendar quarter that the optionee remains a director. The per share exercise price of options is established at the fair market value of the Company's Common Stock on the date the option is granted. All options granted under the Directors' Plan prior to August 22, 1996 have a term of five years. Options granted subsequent to that date have a term of 10 years.

     For information regarding a proposed amendment to the Directors' Plan, see Proposal Three.

     Pursuant to the Directors' Plan, directors Boucher, Conti, East, Lang, Loarie, Moore, Sanders and White were granted options to purchase 10,000 shares of Common Stock each on March 31, 1998 at an exercise price of $20.0625 per share, and director Lang was granted options to purchase 40,000 shares of Common Stock on October 16, 1997 at an exercise price of $49.375 per share.

VOTE REQUIRED

     If a quorum is present, the nine nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will have no legal effect.

                                  PROPOSAL TWO

               AMENDMENT OF THE 1986 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1986 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in April 1986. A total of 5,600,000 shares of Common Stock currently is reserved for issuance under the Purchase Plan. As of May 31, 1998, 4,506,811 shares of Common Stock had been purchased under the Purchase Plan and 1,093,189 shares remained available for future purchases.

     In April 1998, the Board of Directors approved amendments to the Purchase Plan to (i) increase the shares reserved for issuance thereunder by 5,000,000, which, if approved by the stockholders, would increase the total shares reserved for issuance under the Purchase Plan since its inception to 10,600,000 shares and (ii) modify the stockholder approval requirements for amendments to the Purchase Plan. The stockholders are being asked to consider and approve these proposed amendments at the Annual Meeting. A summary of the principal terms of the Purchase Plan (which assumes the adoption of the proposed amendments) is located in Appendix A to this Proxy Statement.

PURPOSE AND EFFECT OF PROPOSED AMENDMENTS

     The purpose of the first proposed amendment to the Purchase Plan is to increase the number of shares available for issuance thereunder. The Board of Directors believes that the Purchase Plan provides an incentive to current employees whose present and potential contributions are important to the continued success of the Company, affords these individuals an opportunity to acquire a proprietary interest in the Company and enables the Company to enlist and retain in its employment the best available talent for the successful conduct of its business in an increasingly competitive market. The Board of Directors believes, therefore, that it is in the best interests of the Company and its stockholders to continue its policy of providing for the sale of Common Stock to such employees at a discount from the market price through voluntary payroll deductions pursuant to the Purchase Plan. The Board of Directors further believes that, without the proposed share increase, the remaining shares in the Purchase Plan are insufficient for such purpose. Accordingly, at the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Purchase Plan to increase the number of shares reserved for issuance thereunder by 5,000,000 shares.

     The purpose of the second proposed amendment to the Purchase Plan is to modify the stockholder approval requirements for amendments to the Purchase Plan in order to reflect recent changes in the law and to allow the Board of Directors greater flexibility in administering the Purchase Plan. Currently, the Board of Directors is required to obtain stockholder approval for any amendment to the Purchase Plan that would (i) increase the number of shares that may be issued thereunder, (ii) permit payroll deductions at a rate in excess of 10% of a participant's Compensation (as defined in the Purchase Plan), (iii) change the designation of the employees, or class of employees, eligible for participation in the Purchase Plan, or (iv) materially increase the benefits that may accrue to participants thereunder. If approved by the stockholders, the proposed amendment would require the Board of Directors to submit any amendment of the Purchase Plan for stockholder approval when required by Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") or any other applicable laws or regulations (Section 423 of the Code requires stockholder approval before increasing the number of shares in the Purchase Plan). The Board of Directors believes that the proposed amendment is in the best interests of the Company and its stockholders because the Company may need greater flexibility to modify the terms of the Purchase Plan to integrate employees from potential acquisitions.

AMENDED PURCHASE PLAN BENEFITS

     The following table sets forth certain information regarding shares purchased under the Purchase Plan during the fiscal year ended March 31, 1998 by each of the executive officers named in the Summary Compensation Table below, all current executive officers as a group, all current directors who are not executive officers as a group, and all other employees (including current officers who are not executive officers) as a group:

                          AMENDED PLAN BENEFITS TABLE

                                                              DOLLAR      NUMBER OF SHARES
   NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION     VALUE($)(1)     PURCHASED(#)
   ----------------------------------------------------     -----------   ----------------
F. Grant Saviers..........................................  $    6,639            901
  Chairman of the Board of Directors and Chief Executive
  Officer
Robert N. Stephens........................................       5,881            798
  President, Host Interface Systems
Paul G. Hansen............................................       7,501            996
  Vice President, Finance, Chief Financial Officer and
  Assistant Secretary
Sam Kazarian..............................................       5,841            763
  Vice President, Operations
Subramanian Sundaresh(2)..................................       7,194            976
All current executive officers as a group (12 total)......      57,810          7,662
Non-executive director group (8 total)....................           *              *
All other employees as a group............................   2,495,497        351,248

---------------
 *  Not eligible to participate in the Purchase Plan

(1) Indicates the difference between the purchase prices of the shares under the Purchase Plan and the market value of the shares on the date of purchase, multiplied by the number of shares purchased.

(2) Mr. Sundaresh resigned as an executive officer of the Company effective June 26, 1998. For the fiscal year ended March 31, 1998 and until his resignation, he served as Vice President and General Manager of the Company.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast is required to approve the proposed amendments to the Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS TO THE 1986 EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL THREE

                  AMENDMENT TO THE 1990 DIRECTORS' OPTION PLAN

     The Company's 1990 Directors' Option Plan (the "Directors' Plan") was adopted by the Board of Directors in May 1990 and approved by the stockholders in September 1990. A total of 2,200,000 shares of Common Stock currently is reserved for issuance under the Directors' Plan. As of May 31, 1998, options to purchase 1,030,000 shares had been granted under the Directors' Plan, options to purchase 1,190,000 shares remained available for future grant and options to purchase 382,500 shares had been exercised.

     In February 1998, the Board of Directors approved an amendment to the Directors' Plan to increase the annual grants of stock options to non-employee directors thereunder from 10,000 shares to 15,000 shares. The stockholders are being requested to consider and approve this proposed amendment at the Annual Meeting. A summary of the principal terms of the Directors' Plan (which assumes adoption of the proposed amendment) is located in Appendix B to this Proxy Statement.

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

     The purpose of the proposed amendment to the Directors' Plan is to increase the size of annual grants of stock options to non-employee directors thereunder to enable the Company to continue to attract and retain talented, qualified directors and to bring these grants to a level that will ensure that the Company remains competitive with others in its market. The Board of Directors believes that stock option grants are an essential element in attracting and retaining qualified individuals to serve as directors of the Company. The pool of individuals qualified to be directors of growing technology companies is relatively small and the number of companies seeking such expertise is increasing. In addition, many qualified individuals are reluctant to serve on boards of directors unless appropriately compensated for the responsibility and risk they assume. The Board of Directors believes that most individuals it seeks as members of the Board of Directors expect equity compensation as an inducement for their services. Further, the Board of Directors believes that equity compensation better aligns the interests of non-employee directors with those of the Company and its stockholders than cash compensation.

     The Board of Directors believes that the proposed amendment to the Directors' Plan is in the best interests of the Company and its stockholders for two reasons. First, the Board of Directors believes that larger annual stock option grants are more valuable to the grantees and thus will help to attract and retain qualified individuals to serve as directors of the Company. Second, the Board of Directors believes that providing non-employee directors with an earlier opportunity to acquire a significant ownership interest in the Company's Common Stock will help to incentivize those directors to use their influence and talent to maximize stockholder value for all stockholders.

AMENDED DIRECTORS' PLAN BENEFITS

     The following table sets forth information with respect to stock option grants to be made under the Directors' Plan to the Company's non-employee directors for the fiscal year ending March 31, 1999, assuming adoption of the proposed amendment:

                          AMENDED PLAN BENEFITS TABLE

                                                               NUMBER OF SHARES
                                                              SUBJECT TO OPTIONS
                                                                 TO BE GRANTED
                                                              DURING FISCAL 1999
          NAME OF INDIVIDUAL OR IDENTITY OF GROUP                     (1)
          ---------------------------------------            ---------------------
Laurence B. Boucher.........................................         15,000
Carl J. Conti...............................................         15,000
John East...................................................         15,000
Ilene H. Lang...............................................         15,000
Robert J. Loarie............................................         15,000
B.J. Moore..................................................         15,000
W. Ferrell Sanders..........................................         15,000
Phillip E. White............................................         15,000
All current directors who are not executive officers
  (8 persons)...............................................        120,000

---------------
(1) The exercise price for all grants will be at the fair market value of the Company's Common Stock at the time of grant.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast is required to approve the proposed amendment to the Company's Directors' Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S 1990 DIRECTORS' OPTION PLAN.

                                 PROPOSAL FOUR

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected Price Waterhouse LLP, independent public accountants, to audit the financial statements of the Company for the current fiscal year ending March 31, 1999 and recommends that the stockholders ratify this selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Price Waterhouse LLP are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The table below sets forth information for the three most recently completed fiscal years concerning the compensation of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company in the fiscal year ended March 31, 1998:

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                         COMPENSATION
                                                    ANNUAL         -------------------------
                                                 COMPENSATION                    SECURITIES
                                              ------------------   RESTRICTED    UNDERLYING     ALL OTHER
                                     FISCAL    SALARY     BONUS      STOCK      OPTIONS/SARS   COMPENSATION
    NAME AND PRINCIPAL POSITION       YEAR      ($)        ($)      AWARD($)       (#)(1)         ($)(2)
    ---------------------------      ------   --------   -------   ----------   ------------   ------------
F. Grant Saviers...................   1998    $598,269        --          --      615,719         $2,440
  Chairman of the Board of
     Directors                        1997     524,423   560,000          --      265,719          1,170
  and Chief Executive Officer         1996     468,462   533,000          --      279,200          2,520
Robert N. Stephens.................   1998     423,846        --          --      350,000          1,877
  President,                          1997     373,077   337,500          --      128,000            703
  Host Interface Systems              1996     105,769        --    $103,122(3)   253,750            400
Paul G. Hansen.....................   1998     274,654        --          --      147,600          1,357
  Vice President, Finance,            1997     259,423   221,500          --       72,000            644
  Chief Financial Officer and         1996     229,615   259,500          --      107,600          1,380
  Assistant Secretary
Sam Kazarian.......................   1998     259,538        --          --      140,000          2,440
  Vice President, Operations          1997     239,519   230,000          --       64,000          1,170
                                      1996     214,712   243,500          --      105,800          2,520
Subramanian Sundaresh(4)...........   1998     259,307        --          --      180,000            854
                                      1997     229,423   236,750          --       80,000            291
                                      1996     199,327   221,250      19,992(5)    48,000            332

---------------
(1) On January 15, 1998, the Board of Directors authorized an offer to all employees of the Company holding stock options with exercise prices in excess of the closing sale price of the Company's Common Stock on the Nasdaq National Market on January 30, 1998, to amend the respective exercise prices of their options to such closing sale price or, with respect to certain premium-priced options held by certain executive offices of the Company, 120% of such closing sale price. In the case of executive officers, the repricing was conditioned upon their agreement to a suspension of vesting of the repriced options for a period of 12 months. For purposes of the Summary Compensation Table, and in accordance with applicable regulations of the Securities and Exchange Commission, the repriced options are reflected in the fiscal year ended March 31, 1998 as new option grants. The following amounts represent the share amounts subject to new options actually granted to the indicated officers in the fiscal year ended March 31, 1998: Mr. Saviers, 300,000 shares; Mr. Stephens, 175,000 shares; Mr. Hansen, 60,000 shares; Mr. Kazarian, 70,000 shares; and Mr. Sundaresh, 90,000 shares.

(2) Represents life insurance premiums.

(3) Represents the grant of 4,044 Incentive Stock Units pursuant to the Company's 1990 Stock Plan. On the first anniversary of the date of grant, the Company redeemed one-half of the Incentive Stock Units in exchange for 2,022 shares of Common Stock of the Company. On the second anniversary of the date of grant, the Company redeemed the remaining Incentive Stock Units in exchange for 2,022 shares of Common Stock of the Company.

(4) Mr. Sundaresh resigned as an officer of the Company effective June 26, 1998. During the fiscal year ended March 31, 1998 and until his resignation, Mr. Sundaresh served as Vice President and General Manager of the Company.

(5) Represents the grant of 784 Incentive Stock Units pursuant to the Company's 1990 Stock Plan. On the first anniversary of the date of grant, the Company redeemed one-half of the Incentive Stock Units in exchange for 392 shares of Common Stock of the Company. On the second anniversary of the date of grant, the Company redeemed the remaining Incentive Stock Units in exchange for 392 shares of Common Stock of the Company.

     The table below provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended March 31, 1998 to the persons named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                                ----------------------------------------------------        POTENTIAL REALIZABLE
                                NUMBER OF                                                     VALUE AT ASSUMED
                                SECURITIES    % OF TOTAL                                    ANNUAL RATES OF STOCK
                                UNDERLYING     OPTIONS                                       PRICE APPRECIATION
                                 OPTIONS      GRANTED TO    EXERCISE OR                     FOR OPTION TERM(2)(3)
                                 GRANTED     EMPLOYEES IN   BASE PRICE    EXPIRATION   -------------------------------
             NAME                 (#)(1)     FISCAL YEAR      ($/SH)         DATE          5%($)            10%($)
             ----               ----------   ------------   -----------   ----------   --------------   --------------
F. Grant Saviers..............   300,000         1.93%        $22.31       07/10/07    $    4,209,192   $   10,666,918
                                  15,719(4)      0.10          26.78       03/20/01            90,718          195,365
                                 300,000(5)      1.93          39.50       07/10/07         7,452,401       18,885,848

Robert N. Stephens............   175,000         1.12          22.31       07/10/07         2,455,362        6,222,369
                                 175,000(5)      1.12          39.50       07/10/07         4,347,234       11,016,745

Paul G. Hansen................    60,000         0.39          22.31       07/10/07           841,838        2,133,384
                                  27,600(4)      0.18          26.78       03/22/00           159,287          343,029
                                  60,000(5)      0.39          39.50       07/10/07         1,490,480        3,777,170

Sam Kazarian..................    70,000         0.45          22.31       07/10/07           982,145        2,488,948
                                  70,000(5)      0.45          39.50       07/10/07         1,738,894        4,406,698

Subramanian Sundaresh(6)......    90,000         0.58          22.31       07/10/07         1,262,758        3,200,075
                                  90,000(5)      0.58          39.50       07/10/07         2,235,720        5,665,754

All Stockholders..............       N/A          N/A            N/A            N/A     1,406,759,227    3,565,004,082

---------------
(1) On January 15, 1998, the Board of Directors authorized an offer to all employees of the Company holding stock options with exercise prices in excess of the closing sale price of the Company's Common Stock on the Nasdaq National Market on January 30, 1998, to amend the respective exercise prices of their options to such closing sale price or, with respect to certain premium-priced options held by certain executive officers of the Company, 120% of such closing sale price. All repriced options are subject to the same terms and conditions except, in the case of executive officers, the repricing was conditioned upon their agreement to a suspension of vesting of the repriced options for a period of 12 months. For purposes of the Option Grants in Last Fiscal Year Table, and in accordance with applicable regulations of the Securities and Exchange Commission, the repriced options are reflected as new option grants. The following amounts represent the share amounts subject to new options actually granted to the indicated officers in the fiscal year ended March 31, 1998: Mr. Saviers, 300,000 shares; Mr. Stephens, 175,000 shares; Mr. Hansen, 60,000 shares; Mr. Kazarian, 70,000 shares; and Mr. Sundaresh, 90,000 shares.

(2) Potential gains are net of exercise price, but before taxes associated with exercise. The amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved and do not reflect the Company's estimate of future stock price growth.

(3) In the case of all stockholders, indicates the potential stockholder return over a 10-year period at the respective rate determined from the closing sale price on the Nasdaq National Market of $19.625 on March 31, 1998. On March 31, 1998, there were 113,980,937 shares of Common Stock issued and outstanding.

(4) These options were granted in prior fiscal years pursuant to the Company's 1990 Stock Plan and were repriced on January 30, 1998 as described in note 1 above. The option exercise prices were at 110% of the fair market value of the Company's Common Stock on the date of grant and, in connection with the option repricing, were amended to 120% of the closing sale price of the Company's Common Stock on January 30, 1998. All options expire four years from the date of grant, are not transferable by the optionee (other than by will or the laws of descent and distribution), and are exercisable during the optionee's lifetime only by the optionee. Generally, 50% of the options subject to the grant become exercisable one year after the date of the grant with the remaining 50% becoming exercisable two years after the date of grant. However, in connection with the repricing of these options, vesting was suspended for a period of 12 months. To the extent exercisable at the time of employment termination, options may be exercised for an additional three months unless termination is the result of total and permanent disability, in which case the options may be exercised within six months following termination, or unless termination is the result of death, in which case unvested options become exercisable to a maximum of 50,000 shares per individual and may be exercised within six months following death by the individual's estate or other successor.

(5) These options were granted in July 1997 pursuant to the Company's 1990 Stock Plan and were repriced on January 30, 1998 as described in note 1 above. The option exercise prices were at the fair market value of the Company's Common Stock on the date of grant and, in connection with the repricing, were amended to the closing sale price of the Company's Common Stock on January 30, 1998. All options expire 10 years from the date of grant, are not transferable by the optionee (other than by will or the laws of descent and distribution), and are exercisable during the optionee's lifetime only by the optionee. Generally, the options become exercisable at the rate of 12.5% of the shares subject to the option six months after the date of grant and at the rate of 6.25% of the shares subject to the option at the end of each of the next 14 quarters. However, in connection with the repricing of these options, vesting was suspended for a period of 12 months. To the extent exercisable at the time of employment termination, options may be exercised for an additional three months unless termination is the result of total and permanent disability, in which case the options may be exercised within six months following termination, or unless termination is the result of death, in which case unvested options become exercisable to a maximum of 50,000 shares per individual and may be exercised within six months following death by the individual's estate or other successor.

(6) Mr. Sundaresh resigned as an officer of the Company effective June 26, 1998. During the fiscal year ended March 31, 1998 and until his resignation, Mr. Sundaresh served as Vice President and General Manager of the Company.

     The table below provides the specified information concerning the exercise of options to purchase the Company's Common Stock in the fiscal year ended March 31, 1998 and the unexercised options held as of March 31, 1998 by the persons named in the Summary Compensation Table.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                  SHARES                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 ACQUIRED       VALUE REALIZED     OPTIONS AT FY-END(#):            AT FY-END($):
            NAME              ON EXERCISE(#)        ($)(1)       EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(2)
            ----              ---------------   --------------   -------------------------   ----------------------------
F. Grant Saviers............      100,000         $3,928,120          761,075/543,844            $4,170,622/$493,750
Robert N. Stephens..........       90,000          1,702,151          103,600/330,126                        -- / --
Paul G. Hansen..............       45,000          1,619,717          195,300/149,300               923,593/ 123,437
Sam Kazarian................       12,000            480,249          320,550/142,250             2,293,401/ 148,125
Subramanian Sundaresh(3)....       32,000          1,185,500          242,750/151,250             1,643,874/ 123,437

---------------
(1) Market value of underlying securities on date of exercise, minus the exercise or base price.

(2) Market value of underlying securities at fiscal year end, minus the exercise or base price.

(3) Mr. Sundaresh resigned as an officer of the Company effective June 26, 1998. During the fiscal year ended March 31, 1998 and until his resignation, Mr. Sundaresh served as Vice President and General Manager of the Company.

                        TEN-YEAR OPTION REPRICINGS TABLE

     On January 15, 1998, the Board of Directors authorized an offer to all employees of the Company holding stock options with exercise prices in excess of the closing sale price of the Company's Common Stock on the Nasdaq National Market on January 30, 1998, to amend the respective exercise prices of their options to such closing sale price or, with respect to certain premium-priced options held by certain executive officers of the Company, 120% of such closing sale price. In the case of executive officers, the repricing was conditioned upon their agreement to a suspension of vesting of the repriced options for a period of 12 months. The following table provides certain information regarding the repricing of options held by any person who served as an executive officer of the Company during the last 10 completed fiscal years. As to options repriced in August 1990, all share numbers and prices have been adjusted to reflect various stock splits.

                                                        NUMBER OF        MARKET                                      LENGTH OF
                                                        SECURITIES       PRICE          EXERCISE                     ORIGINAL
                                                        UNDERLYING      OF STOCK         PRICE           NEW        OPTION TERM
                                                         OPTIONS       AT TIME OF      AT TIME OF     EXERCISE     REMAINING AT
                                                         REPRICED      REPRICING       REPRICING        PRICE          DATE
            NAME AND POSITION                 DATE         (#)            ($)             ($)            ($)       OF REPRICING
            -----------------               --------   ------------   ------------   --------------   ---------   ---------------
F. Grant Saviers..........................  01/30/98     300,000         $22.31          $39.50        $22.31     9 yrs. 160 days
  Chairman of the Board of Directors and    01/30/98      15,719          22.31           36.78         26.77     3 yrs. 49 days
  Chief Executive Officer
Robert N. Stephens........................  01/30/98     175,000          22.31           39.50         22.31     9 yrs. 160 days
  President, Host Interface Systems
Paul G. Hansen............................  01/30/98      60,000          22.31           39.50         22.31     9 yrs. 160 days
  Vice President, Finance,                  01/30/98      27,600          22.31           28.00         26.77     2 yrs. 51 days
  Chief Financial Officer                   08/27/90      80,000           1.56            1.78          1.56     4 yrs. 72 days
  and Assistant Secretary                   08/27/90      73,312           1.56            2.25          1.56     9 yrs. 248 days
Sam Kazarian..............................  01/30/98      70,000          22.31           39.50         22.31     9 yrs. 160 days
  Vice President, Operations                08/27/90     228,544           1.56            2.32          1.56     4 yrs. 247 days
Subramanian Sundaresh(1)..................  01/30/98      90,000          22.31           39.50         22.31     9 yrs. 160 days
  Vice President and General Manager
Andrew J. Brown...........................  01/30/98      20,000          22.31           39.50         22.31     9 yrs. 160 days
  Vice President, Corporate Controller      01/30/98      14,000          22.31           24.88         22.31     8 yrs. 141 days
  and Principal Accounting Officer          01/30/98       5,000          22.31           30.13         22.31     8 yrs. 280 days
                                            08/27/90      15,000           1.56            1.78          1.56     4 yrs. 72 days
Richard J. Clayton........................  01/30/98      80,000          22.31           39.50         22.31     9 yrs. 160 days
  Corporate Vice President and General
  Manager
Michael G. Fisher.........................  01/30/98      80,000          22.31           39.50         22.31     9 yrs. 160 days
  Corporate Vice President and General      01/30/98      14,491          22.31           36.78         26.77     3 yrs. 49 days
  Manager
E.J. Tim Harris...........................  01/30/98      40,000          22.31           39.50         22.31     9 yrs. 160 days
  Corporate Vice President, Administration  01/30/98     100,000          22.31           38.13         22.31     8 yrs. 310 days
Christopher G. O'Meara....................  01/30/98      50,000          22.31           39.50         22.31     9 yrs. 160 days
  Corporate Vice President and Treasurer    08/27/90      40,000           1.56            1.78          1.56     4 yrs. 72 days
                                            08/27/90      24,000           1.56            2.25          1.56     9 yrs. 248 days
John G. Adler(1)..........................  08/27/90     400,000           1.56            2.08          1.56     4 yrs. 151 days
  Chairman of the Board of Directors,
  President and Chief Executive Officer
Richard S. Gourley(1).....................  01/30/98      75,000          22.31           39.50         22.31     9 yrs. 160 days
  Corporate Vice President, Worldwide       01/30/98      26,250          22.31           33.44         22.31     9 yrs. 49 days
  Sales
Drew S. Hoffman(1)........................  01/30/98     100,000          22.31           39.50         22.31     9 yrs. 160 days
  Corporate Vice President and General
  Manager
Donald P. Landry(1).......................  08/27/90      80,000           1.56            2.33          1.56     4 yrs. 247 days
  Corporate Controller
Jeffrey A. Miller(1)......................  08/27/90      40,000           1.56            1.78          1.56     4 yrs. 72 days
  Vice President and General Manager        08/27/90      55,888           1.56            2.25          1.56     9 yrs. 248 days
Lawrence Sasscer(1).......................  08/27/90      59,456           1.56            2.25          1.56     9 yrs. 248 days
  Vice President, Engineering
Thomas C. Stoiber(1)......................  08/27/90      80,000           1.56            1.78          1.56     4 yrs. 72 days
  Vice President and General Manager        08/27/90      68,592           1.56            2.25          1.56     9 yrs. 248 days

---------------
(1) No longer an executive officer of the Company.

CHANGE-IN-CONTROL ARRANGEMENTS

     Under the Company's 1990 Stock Plan, in the event of a Change in Control, any Options or Rights (as such terms are defined in the 1990 Stock Plan) outstanding upon the date of such Change in Control shall have their vesting accelerated as to an additional 25% of the unvested shares subject to such Options or Rights as of the date of such Change in Control. In the event an optionee is Involuntarily Terminated Without Cause (as defined in the 1990 Stock
Plan) within 12 months following a Change in Control, any Options or Rights outstanding upon such Change in Control that are not yet exercisable and vested on such date shall become 100% exercisable and vested. Such vesting acceleration may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the participant's employer.

                      REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW AND PHILOSOPHY

     The Compensation Committee (the "Committee") of the Board of Directors regularly reviews and approves all executive officer pay plans and stock option and other long-term incentive grants and awards. These include the following compensation elements: base salaries, annual incentives, stock options, incentive stock rights and various benefit plans.

     The Committee is composed of three independent, outside directors. It is the Committee's objective that executive compensation be directly determined by the Company's achievement of its planned results for the performance of the business and return to stockholders. Specifically, the Company's executive compensation program is designed to reward exceptional executive contribution and performance that result in enhanced corporate, economic and stockholder values over the short and long-term.

     The Committee retains independent compensation consultants to provide objective and expert advice in the review of all executive compensation plans. Published industry pay survey data is also reviewed and relied upon in the Committee's assessment of appropriate total compensation levels, including the Radford Management Compensation Survey for High Technology Industries and data from companies in the computer industry of comparable size, performance and growth rate ("selected peer group") supplied by the Committee's compensation consultant, J. Richard & Co.

     The Committee recognizes that the industry sector and geographical area in which the Company operates are both intensely competitive and are continuing to undergo rapid globalization with the result that there is heightened demand for qualified, experienced executive personnel. The Committee considers it crucial that the Company be assured of retaining and rewarding its top-caliber executives who are essential to the attainment of the Company's ambitious, long-term, strategic goals.

     For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other higher performing companies of similar size, scope, performance levels and complexity of operations, including some, but not all, of the companies comprising the Nasdaq -- 100 Index and the Nasdaq Computer Industry & Data Processing Index.

ANNUAL CASH COMPENSATION (BASE SALARY, PLUS PERFORMANCE INCENTIVES)

     The Committee believes that annual cash compensation should be paid commensurate with attained performance to plan. For these reasons, the Company's executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus).

     Base salaries for executive officers are established considering a number of factors, including the Company's continued, planned, profitable growth; the executive's individual performance and measurable contribution to the Company's success; and pay levels of similar positions with comparable companies in the industry. The Committee supports the Company's compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of the Company's formal annual review process. Generally, base salaries are maintained at approximately the level of the median salaries of similar size, high-technology companies.

     Under the Executive Incentive Plan (EIP), an executive's annual performance award generally depends on three performance factors: the overall financial performance of the Company; the expected performance of the business unit or corporate unit/functions the executive is accountable for; and the executive's individual performance. The performance objectives of the Company and the business unit or corporate function derive from the Company's Board-approved annual business plan that includes specific financial performance targets relating to revenue and profit growth for the fiscal year. The EIP provides no payment until threshold earnings per share (EPS) and revenue targets are met. Long-term strategic goals may also be incorporated for certain executives. Individual executive performance is measured against an annual incentive target that represents a percentage of base salary that the executive can earn as bonus compensation if performance warrants. This target percentage ranges from 60% to 100% of an executive's base salary. The incentive target is set at a higher percentage for more senior officers, with the result that the more senior executive officers have a higher percentage of their potential total cash compensation at risk. If business plans are exceeded by 30%, executives can earn up to a maximum of 120% to 200% of their base salaries. However, earned individual bonuses above 90% of base salary are paid in the form of stock rights or a premium-priced stock option that are priced 10% above the fair market value of the stock at the date of grant. Both types of stock grants vest over two years. No executive officer received an EIP bonus for the fiscal year ended March 31, 1998 because the Company's EPS and revenue targets were not met. The Committee annually reviews and approves specific targets, maximums and performance criteria for each executive officer.

LONG-TERM INCENTIVE: STOCK OPTIONS

     The Committee approves executive stock options under the 1990 Stock Plan to foster executive officer ownership, to stimulate a long-term orientation in decisions and to provide direct linkage with stockholder interests. The Committee considers the total compensation package, options previously granted, dilution effects, industry practices and trends, the executive's accountability level, and modeled, potential stock values in the future when granting stock options. The Committee recommends option grant amounts to provide retention considering projected earnings to be derived from option gains based upon relatively aggressive assumptions relating to planned Company growth and earnings goals. In this manner, executive option gains closely parallel those of other stockholders over the long-term. Therefore, the stock option program serves as an effective, cost-efficient and competitive long-term incentive and retention tool for the Company's executives, as well as other employees. The exercise prices of stock options granted to executive officers are equal to the market value of the stock on the date of grant. Therefore, stock options provide an incentive to executives to focus on the Company's profitable growth which ordinarily, over time, should be reflected in the price of the Company's stock. The Committee believes that the Company's stock option plan has been administered in a manner comparable to its peer group and other high performing companies in the high technology sector. The Committee also regularly reviews the Company's executive stock purchase/ownership policy to assess progress toward desired ownership levels.

     In January 1998, following a sharp, sustained drop in the price of the Company's Common Stock, the Committee became concerned with the effect of the price drop on employees holding stock options with higher and, in many cases, significantly higher, exercise prices. After reviewing the matter and consulting with the Company's compensation consultant, the Committee unanimously recommended to the Board of Directors that the Company offer to all current employees holding stock options with exercise prices in excess of $22.31, the closing sale price of the Company's Common Stock on the Nasdaq National Market on January 30, 1998, the opportunity to amend the exercise prices of such options to such closing sale price or, with respect to certain premium-priced options held by certain executive officers of the Company, 120% of such price, or $26.77. The offer was approved by all members of the Board of Directors other than F. Grant Saviers, the Company's Chief Executive Officer, who abstained from the vote. In the case of executive officers, the repricing offer was conditioned upon their agreement to a one-year suspension of the vesting of repriced options; all other employees were required to agree to a six-month suspension of the vesting of repriced options. The offer to reprice stock options was not made to the Company's non-employee directors, all of whom hold stock options under the Company's Directors' Plan. A table showing the options held by executive officers who elected to accept the repricing offer is set forth under "Executive Compensation and Other Matters -- Ten-Year Option Repricings Table."

     In recommending the option repricing, the Committee and the Board of Directors were primarily motivated by a desire to preserve the Company's talented employee base in light of the loss of incentive value represented by stock options with considerably higher exercise prices than the prevailing stock price and the intensely competitive environment for qualified employees and executives. In particular, the Committee took note of the extremely intense competition for qualified employees in the San Francisco Bay area employment market. Given the variety of alternative employment opportunities from both established high-technology companies and high-technology startup companies, the Committee and the Board of Directors concluded that repricing out-of-the-money options could substantially assist the Company in retaining its employees and management team. Finally, the Board of Directors recognized the important role that stock options serve in aligning the incentives of the Company's employees with the interests of the Company's stockholders.

BENEFITS

     The Company provides benefits to the named executive officers that are generally available to all Company employees. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary for the fiscal year ended March 31, 1998 for any executive officer. A consultant study performed for the Committee during the past fiscal year again showed the Company's executive benefits to be less than those offered by peer group companies.

CHIEF EXECUTIVE OFFICER PERFORMANCE AND COMPENSATION

     In setting Mr. Saviers' base salary for the fiscal year ended March 31, 1998, the Committee considered the Company's revenue, profit and acquisition achievements. While the Company achieved revenue growth of 8.0% and 39% improvement in operating income, placing the Company close to the median of comparable companies in the computer industry, it did not meet its EPS or revenue targets as previously established and approved by the Committee for the fiscal year 1998 EIP. Accordingly, Mr. Saviers elected not to receive a base salary increase for the fiscal year ended March 31, 1998, nor was he eligible for an EIP bonus award. The Committee has estimated the resulting total cash compensation to be between the 50th and 60th percentiles of chief executive officers of other companies of similar size, complexity and performance in the industry as reported in the Radford Management Compensation Survey for High Technology Industries and in data from comparable companies ("peer group") supplied by the Committee's compensation consultant, J. Richard & Co. The Committee also has assured itself that the Company's financial performance during the fiscal year ended March 31, 1998 and most recent years again exceeded the median of the industry. In connection with a Company-wide stock option repricing in January 1998, the Committee felt that Mr. Saviers should participate in this repricing, but, as with other executive officers whose options were repriced, required a one-year suspension of the vesting of repriced options in exchange for the repricing. Thus, the stock option grant made to Mr. Saviers in July 1997 will act as a retention device until July 2003. The Committee viewed the 300,000 share stock option grant as a relatively conservatively sized grant compared to his previous grants and current competitive practices and trends for other chief executive officers in the industry and the Company's peer group.

                                          The Compensation Committee

                                          B.J. Moore, Chairman
                                          John East
                                          Phillip E. White

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Neither B.J. Moore, John East nor Phillip E. White, the members of the Company's Compensation Committee, is an executive officer of any entity for which any executive officer of the Company serves as a director or a member of the Compensation Committee.

                               PERFORMANCE GRAPH

     The following graph shows a comparison, since March 31, 1993, of cumulative total return for the Company, the Nasdaq Stock Market-U.S. and the Nasdaq Computer and Data Processing Index.

                                   NASDAQ Stock            NASDAQ
               Adaptec             Market - U.S.        Computer & DP
3/93            100                   100                  100
3/94            142                   108                  102
3/95            259                   120                  138
3/96            378                   163                  196
3/97            561                   181                  214
3/98            308                   275                  374



     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended or the Securities and Exchange Act of 1934, as amended (the "Exchange Act") that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Performance Graph shall not be incorporated by reference into any such filings, nor shall such Report or Graph be incorporated by reference into any future filings.

            SECURITY OWNERSHIP OF MANAGEMENT; PRINCIPAL STOCKHOLDERS

     The table below sets forth as of May 31, 1998 certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

                                                                 SHARES       APPROXIMATE
                                                              BENEFICIALLY      PERCENT
            NAME OF PERSON OR IDENTITY OF GROUP                 OWNED(1)         OWNED
            -----------------------------------               ------------    -----------
Laurence B. Boucher(2)......................................      17,540            *
Carl J. Conti...............................................      71,000            *
John East...................................................      55,000            *
Paul G. Hansen..............................................     137,393            *
Sam Kazarian................................................     335,754            *
Ilene H. Lang...............................................          --            *
Robert J. Loarie............................................     112,604            *
B.J. Moore..................................................      97,470            *
W. Ferrell Sanders..........................................     121,000            *
F. Grant Saviers............................................     895,852            *
Robert N. Stephens..........................................     130,211            *
Subramanian Sundaresh(3)....................................     287,708            *
Phillip E. White............................................      40,000            *
All current directors and executive officers as a group (20
  persons)..................................................   3,247,814         2.75%

---------------
 *  Less than 1%

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned. Amounts shown include the following number of shares, options for which are presently exercisable or will become exercisable within 60 days of May 31, 1998: Mr. Boucher, 17,500; Mr. Conti, 70,000; Mr. East, 55,000; Mr. Hansen, 134,050; Mr. Kazarian, 333,050; Mr. Loarie, 55,000; Mr. Moore, 55,000; Mr. Sanders, 55,000; Mr. Saviers, 738,575; Mr.
    Stephens, 118,600; Mr. Sundaresh, 251,500; Mr. White, 40,000; and all current executive officers and directors as a group, 2,337,853.

(2) Includes 40 shares beneficially owned by the Boucher Living Trust.

(3) Mr. Sundaresh resigned as an officer of the Company effective June 26, 1998. During the fiscal year ended March 31, 1998 and until his resignation, Mr. Sundaresh served as Vice President and General Manager of the Company.

                              CERTAIN TRANSACTIONS

     On December 3, 1997, the Company invested $1,000,000 in Alacritech, Inc. ("Alacritech"), a developer of advanced network interface cards, integrated circuits and other products containing related technology, and entered into a development and license agreement with Alacritech pursuant to which Alacritech will develop certain products for the Company based on Alacritech's most advanced technology, which products will then be marketed and sold by the Company. In addition, pursuant to the terms of the agreement, the parties will grant to one another licenses to certain intellectual property rights. Mr. Boucher, a director of the Company, is President and Chief Executive Officer of Alacritech. Messrs. Moore and Sanders, also directors of the Company, serve on the board of directors of Alacritech, and Mr. Sanders is a general partner of Asset Management Associates, which owns approximately 10% of Alacritech. During the fiscal year ending March 31, 1999, the Company believes it will supply the majority of the revenue of Alacritech.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1998, all officers, directors and greater than 10 percent beneficial owners complied with all Section 16(a) filing requirements.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Henry P. Massey, Jr.
                                          Secretary

Dated: July 10, 1998

                                   APPENDIX A

                SUMMARY OF THE 1986 EMPLOYEE STOCK PURCHASE PLAN

     General. The purpose of the 1986 Employee Stock Purchase Plan (the "Purchase Plan") is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions in a manner that qualifies under
Section 423 of the Internal Revenue Code (the "Code").

     Administration. The Purchase Plan may be administered by the Board of Directors (the "Board") or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

     Eligibility. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in the Purchase Plan; provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

     Offering Period. The Purchase Plan will be implemented by offering periods lasting approximately six months in duration with a new offering period commencing every six months, on or about February 15 and August 15 of each year. To convert the Purchase Plan from its present quarterly offering periods, the next offering period will begin on October 5, 1998 and end on the Friday closest to February 14, 1999. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not be less than 3% nor exceed 10% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, Common Stock will automatically be purchased under the Purchase Plan at the end of each offering period, unless the participant withdraws or terminates employment earlier, and the employee will automatically participate in each successive offering period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates.

     Purchase Price. The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of each offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq National Market for such date.

     Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions throughout the offering period. The number of shares of Common Stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 20,000 shares for each offering period. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, but may not decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

     All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

     Withdrawal. A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

     Termination of Employment. Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

     Adjustments Upon Changes in Capitalization. In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

     Amendment and Termination. The Board may at any time and for any reason amend or terminate the Purchase Plan, except that generally no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. However, without regard to any adverse consequences to participants, the Board (i) may terminate an Offering Period or the Purchase Plan at any time and (ii) may shorten an Offering Period or adjust the purchase price paid for shares under the Purchase Plan to the extent necessary or desirable to avoid a compensation expense for financial accounting purposes. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The Plan will terminate in 2006, unless terminated earlier by the Board in accordance with the Purchase Plan.

FEDERAL INCOME TAX ASPECTS OF THE PURCHASE PLAN.

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. The Company is only entitled to a deduction for amounts taxed as ordinary income to participants upon a sale or disposition of shares prior to the expiration of the holding periods described above and only to the extent permitted under Section 162(m) of the Code.

     THE FOREGOING IS ONLY A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

                                   APPENDIX B

                   SUMMARY OF THE 1990 DIRECTORS' OPTION PLAN

     The essential features of the 1990 Directors' Option Plan, assuming adoption of the proposed amendment, are outlined below.

     Purpose. The purposes of the 1990 Directors' Option Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the non-employee directors and to encourage their continued service on the Board of Directors.

     Administration. The 1990 Directors' Option Plan is designed to work automatically and not to require administration. However, where administration is necessary, it will be provided by the Board of Directors of the Company. The interpretation and construction of any provision of the 1990 Directors' Option Plan by the Board of Directors shall be final and conclusive. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1990 Directors' Option Plan.

     Eligibility. The 1990 Directors' Option Plan provides for the grant of non-statutory stock options to non-employee directors of the Company. Each such director shall be granted an option to purchase 40,000 shares of Common Stock upon the date on which such person first becomes a director (the "Initial Option"), whether through election by the stockholders or appointment by the Board of Directors to fill a vacancy (on or after the effective date of the 1990 Directors' Option Plan, which was May 1, 1990). On March 31 of each year, each non-employee director will be granted an option to purchase 15,000 shares of Common Stock ("Annual Option").

     Terms of Options. Options granted under the 1990 Directors' Option Plan have a term of ten years. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted.

     Exercise of the Options. Initial Options become exercisable cumulatively for 25% of the shares subject to the option on the first anniversary of the date of grant and for 6.25% for each full calendar quarter thereafter that the optionee remains a director. Annual Options become exercisable cumulatively for 25% of the shares subject to the option at the end of each full calendar quarter after the date of grant while the optionee remains a director. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price.

     Form of Consideration. The consideration to be paid for shares issued upon exercise of options granted under the 1990 Directors' Option Plan, including the method of payment, shall be determined by the administrators and may consist entirely of cash, check, promissory note or shares of Common Stock which, in the case of shares acquired upon exercise of an option, have been beneficially owned for at least six months or which were not acquired directly or indirectly from the Company, with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased. The Company may also authorize as payment the delivery of a properly executed notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price or the delivery of an irrevocable subscription agreement for the shares which irrevocably obligates the optionee to take and pay for the shares not more than 12 months after delivery of the subscription agreement. The Company may also authorize payments by any combination for the foregoing methods or by any other method permitted by applicable laws.

     Option Price. The per share exercise price of options is 100% of the fair market value of the Company's Common Stock on the date of grant. As long as the Common Stock of the Company is traded on The Nasdaq National Market, the fair market value of a share of Common Stock of the Company shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system) for the last market trading date before the time of determination, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable.

     Termination of Status as a Director. The 1990 Directors' Option Plan provides that if the optionee ceases to serve as a director of the Company, the option may be exercised within three months after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination.

     Death. In the event of the death of an optionee, the option may be exercised at any time within six months after death, but only to the extent that the option would have been exercisable at the time of death.

     Disability. If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within six months after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the time of such termination.

     Suspension or Termination of Options. No option is exercisable by any person after the expiration of ten years from the date the option was granted. If the President of the Company or his designee reasonably believes that an optionee has committed an act of misconduct, the President may suspend the optionee's right to exercise any option pending a determination by the Board of Directors (excluding the director accused of such misconduct). If the Board of Directors (excluding the director accused of such misconduct) determines an optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the director accused of such misconduct) shall act fairly and shall give the optionee an opportunity to appear and present evidence on optionee's behalf at a hearing before a committee of the Board of Directors.

     Nontransferability of Options. Unless determined otherwise by the Board of Directors, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reasons of the death of the optionee. If the Board of Directors makes an option transferable, such option shall contain such additional terms and conditions as the Board of Directors deems appropriate.

     Change in Control Provisions. The 1990 Directors' Option Plan provides that in the event of a "Change in Control" of the Company (as defined below), all outstanding stock options under the 1990 Directors' Option Plan that are not yet exercisable and vested on such date shall become one hundred percent (100%) exercisable and vested. A "Change in Control" means the occurrence of any of the following: (i) the acquisition by a person or entity (other than the Company, one of its subsidiaries or a Company employee benefit plan or trustee thereof) of more than 50% of the combined voting power of the Company (ii) certain changes in the composition of the Board of Directors occurring within a two-year period; (iii) a merger or consolidation of the Company with any other corporation where the Company's stockholders prior to the merger or consolidation do not own at least fifty percent (50%) of the Company immediately after such merger or consolidation; or (iv) the sale or disposition by the Company of all or substantially all of its assets.

     Golden Parachute Excise Tax Vesting Acceleration Limitation. In the event that the vesting acceleration provided for in the 1990 Directors' Option Plan or amounts or benefits otherwise payable to an optionee constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and would otherwise be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the optionee's accelerated vesting under the 1990 Directors' Option Plan will be either (i) made in full, or (ii) made as to such lesser extent as would result in no portion of such acceleration, amounts or benefits being subject to the Excise Tax (whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the optionee, on an after-tax basis, of the greatest amount of severance benefits, as determined by the Company's independent public accountants immediately prior to the Change in Control).

     Adjustment Upon Change in Capitalization. In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the 1990 Directors' Option Plan and the price per share covered by each outstanding option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately before the consummation of such proposed action, unless otherwise provided by the Board of Directors. The Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to options under the 1990 Directors' Option Plan in such event.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, alter, suspend or discontinue the 1990 Directors' Option Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any stock options then outstanding under the 1990 Directors' Option Plan, without the participant's consent. To the extent necessary and desirable to comply with any applicable law or regulation, the Company will obtain stockholder approval of any amendment to the 1990 Directors' Option Plan in such a manner and to such a degree as required. Subject to the specific terms of the 1990 Directors' Plan, the administrators may accelerate any option or waive any conditions or restrictions pertaining to such option at any time. The administrators may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices, and may reduce the exercise price of any option to the then current fair market value, if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. The 1990 Directors' Option Plan shall continue in effect for a period of 10 years unless sooner terminated as described above.

FEDERAL INCOME TAX ASPECTS OF THE 1990 DIRECTORS' OPTION PLAN

     Options granted under the 1990 Directors' Option Plan are non-statutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee timely files an election under Section 83(b) of the Code. Upon a disposition of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months are currently taxed at a maximum federal rate of 28%. Net capital gains on shares held for more than 18 months are capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1990 DIRECTORS' OPTION PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

805539-011

                                  ATTACHMENT A

                                  ADAPTEC, INC.

                        1986 EMPLOYEE STOCK PURCHASE PLAN

                      (AMENDED AND RESTATED AUGUST , 1998)


      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

      2.    Definitions.

            (a)   "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c)   "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean Adaptec, Inc., a Delaware corporation, and any Designated Subsidiary of the Company.

            (e) "Compensation" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

            (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

            (h) "Enrollment Date" shall mean the first day of each Offering Period.

            (i)   "Exercise Date" shall mean the last day of each Offering
Period.

            (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                  (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                  (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                  (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            (k) "Offering Period" shall mean a period of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on or about February 15 and August 15 of each year and terminating approximately six months later; provided, however, that the first Offering Period under the Plan after its amendment and restatement shall commence with the first Trading Day on or after October 5, 1998 and ending on the Friday nearest to February 14, 1999. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

            (l)   "Plan" shall mean this Employee Stock Purchase Plan.

            (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower subject to adjustment as provided in Section 20.

            (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

            (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

            (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

      3.    Eligibility.

            (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on or about February 15 and August 15 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan after its amendment and restatement shall commence with the first Trading Day on or after October 5, 1998, and end on the Friday nearest to February 14, 1999. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

      5.    Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

            (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

      6.    Payroll Deductions.

            (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not less than three percent (3%) and not exceeding ten percent (10%) of the Compensation which he or she receives on the pay day immediately preceding the Exercise Date and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of his or her aggregate Compensation during said Offering Period.

            (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

            (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. However, a participant may not increase or decrease the rate of his or her payroll deductions during the Offering Period. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

            (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

            (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

      7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 20,000 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

      8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

      9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

      10.   Withdrawal.

            (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

            (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

            (c) In the event an Employee fails to remain customarily employed by the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, the Employee will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be paid to such person promptly.

      11. Termination of Employment. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

      12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

      13.   Stock.

            (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 10,600,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If, on a given

Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall (i) make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable, and (ii) give written notice of such reduction in the number of shares subject to the option to each affected Employee and shall similarly reduce the rate of payroll deductions if necessary.

            (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

            (c) Shares to be delivered to a participant under the Plan may be registered in either the name of the participant, in the name of the participant and his or her spouse or in street name for the benefit of the participant.

      14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

      15.   Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

      17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

            (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

      20.   Amendment or Termination.

            (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

            (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

            (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                  (1) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

                  (2) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                  (3)   allocating shares.

      21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being pur chased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty
(20) years unless sooner terminated under Section 20 hereof.

                                    EXHIBIT A


                                  ADAPTEC, INC.

                        1986 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                           Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.    _____________________________________ hereby elects to participate in the
      Adaptec, Inc., 1986 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 3 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only): .

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The

      Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME:  (Please print)    _______________________________________________________
                         (First)         (Middle)           (Last)



______________________   _______________________________________________________
Relationship
                         _______________________________________________________
                         (Address)


Employee's Social
Security Number:         _______________________________________________________



Employee's Address:      _______________________________________________________

                         _______________________________________________________

                         _______________________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated: _____________       _____________________________________________________
                           Signature of Employee



                           _____________________________________________________
                           Spouse's Signature (If beneficiary other than spouse)

                                    EXHIBIT B


                                  ADAPTEC, INC.

                        1986 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


      The undersigned participant in the Offering Period of the Adaptec, Inc. 1986 Employee Stock Purchase Plan which began on ___________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                           Name and Address of Participant:

                                           ____________________________________

                                           ____________________________________

                                           ____________________________________



                                           Signature:

                                           ____________________________________


                                           Date: ______________________________

                                  ATTACHMENT B

                                  ADAPTEC, INC.

                           1990 DIRECTORS' OPTION PLAN

                         (as amended August ____, 1998)

      1. Purposes of the Plan. The purposes of this Directors' Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

            All options granted hereunder shall be "non-statutory stock options".

      2.    Definitions. As used herein, the following definitions shall apply:

            (a)   "Board" means the Board of Directors of the Company.

            (b)   "Code" means the Internal Revenue Code of 1986, as amended.

            (c)   "Common Stock" means the Common Stock of the Company.

            (d)   "Company" means Adaptec, Inc., a Delaware corporation.

            (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

            (f)   "Director" means a member of the Board.

            (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination) as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            (j)   "Option" means a stock option granted pursuant to the Plan.

            (k)   "Optioned Stock" means the Common Stock subject to an Option.

            (l)   "Optionee" means an Outside Director who receives an Option.

            (m)   "Outside Director" means a Director who is not an Employee.

            (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986.

            (o)   "Plan" means this 1990 Directors' Option Plan.

            (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

            (q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

      3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,200,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

      4.    Administration of and Grants of Options under the Plan.

            (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

            (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                  (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                  (ii) Each Outside Director shall be automatically granted an Option to purchase 40,000 Shares upon the date (on or after the effective date of this Plan) on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that no Option shall be issued under the Plan or become exercisable until stockholder approval of the Plan has been obtained in accordance with Section 16 hereof.

                  (iii) On March 31, 1997 and on each March 31 thereafter during the term of this Plan, each Outside Director shall automatically receive an Option to purchase 15,000 Shares.

                  (iv) The terms of each Option granted hereunder shall be as follows:

                        (A)   the term of the Option shall be ten (10) years.

                        (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof.

                        (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                        (D) if granted pursuant to Section 4(b)(ii), the Option shall become exercisable in installments cumulatively as to twenty-five percent (25%) of the Optioned Stock on the first anniversary of the date of grant of the Option and as to six and one-quarter percent (6.25%) of the remaining Optioned Stock for each full calendar quarter thereafter that the Optionee remains a Director.

                        (E) if granted pursuant to Section 4(b)(iii) above, the Option shall become exercisable in installments cumulatively as to twenty-five percent (25%) of the Optioned Stock on the last day of each full calendar quarter after the date of grant, provided that the Optionee remains a Director as of such date.

                  (v) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

            (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final.

            (e) Suspension or Termination of Option. If the President of the Company or his designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any Option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

      5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

            The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

      6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

      7.    Exercise Price and Consideration.

            (a) Exercise Price. The per Share exercise price for Optioned Stock shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

            (b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(vi) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve (12) months after the date of delivery of the subscription agreement,
(vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

      8.    Exercise of Option.

            (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a divi-dend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within three (3) months after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term has expired. To the extent that he was not entitled to exercise an Option at the date of such termina tion, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c)   Disability of Optionee. Notwithstanding the provisions of
Section 8(b) above, in the event an Optionee is unable to continue his service as a Director as a result of his total and per manent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term has expired. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may the option be exercised after its term has expired.

      9. Non-Transferability of Options. Unless determined otherwise by the Board, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Right transferable, such Option or Right shall contain such additional terms and conditions as the Administrator deems appropriate.

      10.   Adjustments Upon Changes in Capitalization or Merger.

            (a) Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per

Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

            (b) In the event of a "Change in Control" of the Company, as defined in paragraph (c) below, any Options outstanding upon the date of such Change in Control that are not yet exercisable and vested on such date shall become one hundred percent (100%) exercisable and vested.

            (c)   Definition of "Change in Control". For purposes of this
Section 10, a "Change in Control" means the occurrence of any of the following:

                  (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

                  (iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iv) The consummation of the sale or disposition by the Company of all or substantially all the Company's assets.

            (d) Golden Parachute Excise Tax Vesting Acceleration Limitation. Notwithstanding any other provision of this Plan, in the event that the vesting acceleration provided for in this Plan or amounts or benefits otherwise payable to an Optionee (i) constitute "parachute payments" within the meaning of Section 280G of the Code, and (ii) but for this Section 10(d), would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the Optionee's accelerated vesting hereunder shall be either

                  (i)   made in full, or

                  (ii) made as to such lesser extent as would result in no portion of such acceleration, amounts or benefits being subject to the Excise Tax,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the Optionee on an after-tax basis, of the greatest amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code. Unless the Company and the Optionee otherwise agree in writing, any determination required under this Section 10(d) shall be made in writing in good faith by the accounting firm serving as the Company's independent public accountants immediately prior to the Change of Control (the "Accountants"). In the event of a reduction in benefits hereunder, the Optionee shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this Section 10(d), the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Optionee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 10(d).

      11.   Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any other applicable law or regulation, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

            Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                  ADAPTEC, INC.

                           DIRECTOR'S OPTION AGREEMENT

                                (Initial Option)


      Adaptec, Inc., a Delaware corporation (the "Company"), has granted to ____________________________________________ (the "Optionee"), an option to purchase a total of 40,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price deter mined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1990 Directors' Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

2. Exercise Price. The exercise price is $_____________ for each share of Common Stock, which is 100% of the fair market value of the Common Stock as determined on the date of grant of this Option.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

      (a)   Right to Exercise.

            (i) This Option shall become exercisable cumulatively as to twenty-five percent (25%) of the Optioned Stock on the first anniversary of the date of the grant and as to six and one-quarter percent (6.25%) of the remaining Optioned Stock for each full quarter thereafter that the Optionee remains a Director; provided, however, that in no event shall this Option be exercisable until stockholder approval of the Plan has been obtained in accordance with Section 16 thereof.

            (ii)  This Option may not be exercised for a fraction of a share.

            (iii) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

      (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

      (a)   cash;

      (b)   check; or

      (c) surrender of other Shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as a Director. If Optionee ceases to serve as a Director, he may, but only within three (3) months after the date he ceases to be a Director of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after the ten (10) year term has expired. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, if Optionee is unable to continue his service as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within six (6) months from the date of termination, exercise this Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the death of Optionee, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death.

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. (Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.) Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option will be treated as capital gain or loss.

DATE OF GRANT:  _________________

                                       ADAPTEC, INC.,
                                       a Delaware corporation



                                       By:______________________________________
                                                       President

      Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


        Dated: _________________


                                    --------------------------------------------
                                    Optionee

                                  ADAPTEC, INC.

                           DIRECTOR'S OPTION AGREEMENT

                                 (Annual Option)


      Adaptec, Inc., a Delaware corporation (the "Company"), has granted to _________________________________________ (the "Optionee"), an option to purchase a total of 15,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1990 Directors' Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

2. Exercise Price. The exercise price is $_____________ for each share of Common Stock, which is 100% of the fair market value of the Common Stock as determined on the date of grant of this Option.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

      (a)   Right to Exercise.

            (i) This Option shall become exercisable cumulatively as to twenty-five percent (25%) of the Optioned Stock for each full quarter after the date of grant that the Optionee remains a Director; provided, however, that in no event shall this Option be exercisable until stockholder approval of the Plan has been obtained in accordance with Section 16 thereof.

            (ii)  This Option may not be exercised for a fraction of a share.

            (iii) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

      (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

      (a)   cash;

      (b)   check; or

      (c) surrender of other Shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as a Director. If Optionee ceases to serve as a Director, he may, but only within three (3) months after the date he ceases to be a Director of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its ten (10) year term has expired. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, if Optionee is unable to continue his service as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within six (6) months from the date of termination, exercise this Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the death of Optionee, the Option may be exercised, at any time within six (6) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death.

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. (Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.) Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option will be treated as capital gain or loss.

DATE OF GRANT:  ______________

                                       ADAPTEC, INC.,
                                       a Delaware corporation



                                       By:______________________________________
                                                       President

      Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


      Dated: _________________


                                    --------------------------------------------
                                    Optionee

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                  ADAPTEC, INC.
                ------------------------------------------------
                                  ADAPTEC, INC.
                  PROXY FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 20, 1998

         The undersigned stockholder(s) of Adaptec, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 10, 1998, and hereby appoints
F. Grant Saviers and Paul G. Hansen, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of Adaptec, Inc. to be held on August 20, 1998 at 9:30 a.m., local time, at the offices of the Company located at 801 South Milpitas Boulevard, Milpitas, California, 95035 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

         1.       Election of Directors to serve one year terms.

                  / / FOR all the nominees listed below (except as indicated).

                  / / WITHHOLD authority to vote for all nominees listed below.

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

                  Laurence B. Boucher                Carl J. Conti                      John East                  Ilene H.  Lang
                  Robert J. Loarie                   B.J. Moore                         W. Ferrell Sanders         F. Grant Saviers
                  Phillip E. White

         2. To approve the amendments to the Company's 1986 Employee Stock Purchase Plan to (i) increase the number of shares reserved for issuance thereunder by 5,000,000 to a total of 10,600,000 and (ii) modify the stockholder approval requirements for amendments to the plan.

                                / / FOR / / AGAINST / / ABSTAIN

         3. To approve the amendment to the Company's 1990 Directors' Option Plan to increase the annual grants of stock options to non-employee directors thereunder from 10,000 shares to 15,000 shares.

                               / / FOR / / AGAINST / / ABSTAIN

         4. To ratify and approve the appointment of Price Waterhouse LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1999.

                              / / FOR / / AGAINST / / ABSTAIN

         5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

         I plan to attend the meeting:       / /

         (If you plan to attend the meeting, please detach and retain the Admission Ticket below.)

         Dated _______________________, 1998       Signature: __________________

                                                   Signature: __________________

(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

            TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

-----------------------------fold and detach here-------------------------------

                                ADMISSION TICKET

                                  ADAPTEC, INC.
                       1998 ANNUAL MEETING OF STOCKHOLDERS
                           August 20, 1998, 9:30 a.m.
                          801 South Milpitas Boulevard
                           Milpitas, California 95035

                PRESENTATION OF THIS ADMISSION TICKET IS REQUIRED
                   FOR YOUR ADMITTANCE TO THE ANNUAL MEETING

PLEASE ADMIT:                                                   NON-TRANSFERABLE